EXHIBIT 21

List of Subsidiaries

NAME OF SUBSIDIARY	STATE/PROVINCE OF FORMATION

STORE Capital Advisors, LLC	Arizona
STORE Capital Acquisitions, LLC	Delaware
STORE Investment Corporation	Delaware
STORE SPE Warehouse Funding, LLC	Delaware
STORE Investment Company II, LLC	Delaware
STORE Master Funding I, LLC	Delaware
STORE Master Funding II, LLC	Delaware
STORE Master Funding III, LLC	Delaware
STORE Master Funding IV, LLC	Delaware
STORE Master Funding V, LLC	Delaware
STORE Master Funding VI, LLC	Delaware
STORE Master Funding VII, LLC	Delaware
STORE Master Funding VIII, LLC	Delaware
STORE Master Funding IX, LLC	Delaware
STORE Master Funding X, LLC	Delaware
STORE Master Funding XI, LLC	Delaware
STORE Master Funding XII, LLC	Delaware
STORE Master Funding XIII, LLC	Delaware
STORE Master Funding XIV, LLC	Delaware
STORE Master Funding XV, LLC	Delaware
STORE Master Funding XVI, LLC	Delaware
STORE Master Funding XVII, LLC	Delaware
STORE Master Funding XVIII, LLC	Delaware
STORE Master Funding XIX, LLC	Delaware
STORE Master Funding XX, LLC	Delaware
STORE Master Funding XXI, LLC	Delaware
STORE Master Funding XXII, LLC	Delaware
STORE Master Funding XXIII, LLC	Delaware
STORE Master Funding XXIV, LLC	Delaware
STORE Master Funding XXV, LLC	Delaware
STORE Master Funding XXVI, LLC	Delaware
STORE Master Funding XXVII, LLC	Delaware
STORE Master Funding XXVIII, LLC	Delaware
STORE Master Funding XXIX, LLC	Delaware
STORE Master Funding XXX, LLC	Delaware
STORE Master Funding XXXI, LLC	Delaware
STORE Master Funding XXXII, LLC	Delaware
STORE Master Funding XXXIII, LLC	Delaware
STORE Master Funding XXXIV, LLC	Delaware
STORE Master Funding XXXV, LLC	Delaware
STORE Master Funding XXXVI, LLC	Delaware
STORE Master Funding XXXVII, LLC	Delaware
STORE Master Funding XXXVIII, LLC	Delaware
STORE SPE 8th Ave 2019-3, LLC	Delaware
STORE SPE Applebee’s 2013-1, LLC	Delaware
STORE SPE Argonne 2017-5, LLC	Delaware
STORE SPE Ashley CA, LLC	Delaware
STORE SPE AVF I 2017-1, LLC	Delaware
STORE SPE AVF II 2017-2, LLC	Delaware
STORE SPE Bass 2019-2, LLC	Delaware
STORE SPE Berry 2014-4, LLC	Delaware

STORE SPE Byron 2013-3, LLC	Delaware
STORE SPE Cabela’s I 2017-3, LLC	Delaware
STORE SPE Cabela’s II 2017-4, LLC	Delaware
STORE SPE Chancellor 2021-3, LLC	Florida
STORE SPE Cicero 2013-4, LLC	Delaware
STORE SPE Columbia, LLC	Delaware
STORE SPE Conquest 2021-2, LLC	Florida
STORE SPE Corinthian, LLC	Delaware
STORE SPE Drew 2019-1, LLC	Delaware
STORE SPE LA Fitness 2013-7, LLC	Delaware
STORE SPE Mills Fleet 2016-1, LLC	Delaware
STORE SPE Mills Fleet II 2017-7, LLC	Delaware
STORE SPE O’Charley’s, LLC	Delaware
STORE SPE Parker 2014-3, LLC	Delaware
STORE SPE Ruby Tuesday 2017-8, LLC	Delaware
STORE SPE St. Augustine 2013-2, LLC	Delaware
STORE SPE Securities Holding, LLC	Delaware
STORE SPE Southern Motion 2018-1, LLC	Delaware
STORE SPE Sovereign 2021-1, LLC	Florida
STORE SPE Spring 2022-2, LLC	Delaware
STORE SPE Starplex, LLC	Delaware
STORE SPE State College 2013-8, LLC	Delaware
STORE SPE Sunrise, LLC	Delaware
STORE SPE Swensons 2016-2, LLC	Delaware
STORE SPE Tahoe 2022-1, LLC	Delaware
STORE SPE USLBM 2017-6, LLC	Delaware
STORE SPE Vegas 2020-1, LLC	Delaware
SPE Park 2020-2, LLC	Delaware
STAT JV I, LLC	Delaware
STAT Holdings I, LLC	Delaware